UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant (X)
Filed by a party other than the Registrant ( )

Check the Appropriate Box:

( ) Preliminary Proxy Statement
( ) Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material under ss.240.14a-12

                             HEARTLAND EXPRESS, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

(X)  No fee required
( )  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11

     (1) Title of each class of securities to which transaction applies:    N/A
     (2) Aggregate number of securities to which transaction applies:       N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
          filing fee is calculated and state how it was determined):        N/A
     (4) Proposed maximum aggregate value of transaction:                   N/A
     (5) Total fee paid:                                                    N/A

( ) Fee paid previously with preliminary materials N/A

( ) Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  previously  paid:                                         N/A
     (2) Form, Schedule or Registration Statement No.:                      N/A
     (3) Filing Party: N/A (4) Date Filed:                                  N/A

                             HEARTLAND EXPRESS, INC.
                             901 North Kansas Avenue
                            North Liberty, Iowa 52317

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 7, 2009


Dear Fellow Stockholders:

     The 2009 Annual Meeting of Stockholders (the "Annual Meeting") of Heartland Express, Inc., a Nevada corporation (the "Company"), will be held at The Holiday Inn Conference Center, 1220 First Avenue, Coralville, Iowa, 52241, at 8:00 a.m. local time, on Thursday, May 7, 2009, for the following purposes:

     1. To consider and act upon a proposal to elect six (6) directors of the Company; and

     2. Ratify the appointment of KPMG LLP as Heartland Express, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

     3. To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

     The foregoing matters are more fully described in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on March 10, 2009, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of common stock may be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. The prompt return of your proxy may save the Company additional expenses of solicitation.

  ------------------------------------------------------------------------
         Important Notice Regarding the Availability of Proxy Materials
           for the Meeting of Stockholders to Be Held on May 7, 2009
  -------------------------------------------------------------------------

Pursuant to the rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and (ii) notifying you of the availability of our proxy materials on the internet. This Notice of Meeting, Proxy Statement, and our Annual Report to Stockholders for the fiscal year ended December 31, 2008, are available online and may be accessed at www.eproxyaccess.com/htld. In accordance with such new rules, we do not use "cookies" or other software that identifies visitors accessing these materials on this website. "We encourage you to access and review all of the important information contained in the proxy materials before voting."

To obtain directions to the Annual Meeting, please call Thomas Hill at (319) 626-3600.

                                            By Order of the Board of Directors,


                                            Russell A. Gerdin
                                            Chairman of the Board

North Liberty, Iowa 52317
March 25, 2009

                             HEARTLAND EXPRESS, INC.
                             901 North Kansas Avenue
                            North Liberty, Iowa 52317

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 2009

     This Proxy Statement is furnished in connection with the solicitation of proxies from the stockholders of Heartland Express, Inc., a Nevada corporation (the "Company"), to be voted at the 2009 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at The Holiday Inn Conference Center, 1220 First Avenue, Coralville, Iowa 52241, on Thursday, May 7, 2009, at 8:00 a.m. local time, and any adjournment thereof. THE ENCLOSED PROXY IS SOLICITED BY OUR BOARD OF DIRECTORS. All costs of the solicitation will be borne by the Company. The approximate date of mailing this Proxy Statement and the enclosed form of proxy is March 25, 2009.

                               PROXIES AND VOTING

     Only stockholders of record at the close of business on March 10, 2009 ("Stockholders") are entitled to vote, either in person or by valid proxy, at the Annual Meeting. On the record date of March 10, 2009, the Company had 90,688,621 shares of $0.01 par value common stock issued and outstanding. Each share is entitled to one vote. The Company has no other class of stock outstanding. Stockholders are not entitled to cumulative voting in the election of directors.

     All proxies that are properly executed and received by the Company prior to the Annual Meeting will be voted in accordance with the choices indicated unless timely revoked. Any Stockholder may be represented and may vote at the Annual Meeting by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two (2) or more persons to act as proxies, a majority of such persons present at the meeting shall have and may exercise, or, if only one shall be present, then that one shall have and may exercise, all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Any Stockholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by filing with the Secretary of the Company a revocation of the proxy, by delivering to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     Other than the election of directors, which requires a plurality of the votes cast, any matters submitted to the Stockholders will require the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. If no direction is specified by the Stockholder, the proxy will be voted "For" the proposals specified in this Proxy Statement, and at the discretion of the proxy holders, upon such other matters as may properly come before the meeting or any adjournment thereof. Proxies marked "Abstain" and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the Stockholders will elect six (6) directors to serve as the Board of Directors until the 2010 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The Company currently has six directors: Russell A. Gerdin, Richard O. Jacobson, Dr. Benjamin J. Allen, Michael J. Gerdin, Lawrence D. Crouse and James G. Pratt. In the absence of contrary instructions, each proxy will be voted for the election of each of the existing directors.

Information Concerning Directors and Executive Officers

     Information concerning the names, ages, positions with the Company, tenure as a director, and business experience of the Company's current directors and other executive officers is set forth below. All references to experience with the Company include positions with the Company's operating subsidiary, Heartland Express, Inc. of Iowa, an Iowa corporation. The Board of Directors elects all executive officers annually.

--------------------------------------------------------------------------------
                                                                      DIRECTOR
NAME                    AGE      POSITION                              SINCE
--------------------------------------------------------------------------------
Russell A. Gerdin       67      Chairman of the Board and
                                Chief Executive Officer                 1978
--------------------------------------------------------------------------------
Michael J. Gerdin       39      Director and President                  1996
--------------------------------------------------------------------------------
Richard O. Jacobson     72      Director                                1994
--------------------------------------------------------------------------------
Dr. Benjamin J. Allen   62      Director                                1995
--------------------------------------------------------------------------------
Lawrence D. Crouse      68      Director                                1999
--------------------------------------------------------------------------------
James G. Pratt          60      Director                                2006
--------------------------------------------------------------------------------
John P. Cosaert         61      Executive Vice President of Finance
                                and Treasurer                           N/A
--------------------------------------------------------------------------------
Richard L. Meehan       63      Executive Vice President of Marketing
                                and Operations                          N/A
--------------------------------------------------------------------------------
Thomas E. Hill          55      Vice President, Controller,
                                and Secretary                           N/A
--------------------------------------------------------------------------------

     Russell A. Gerdin has served as the Company's Chief Executive Officer since 1978 and Chairman of the Board since 1986. Mr. Russell Gerdin served as President of the Company from 1978 to May 2006. Russell A. Gerdin is the father of Michael J. Gerdin.

     Michael J. Gerdin has served as President of the Company since May of 2006 and as a director since 1996. Mr. Michael Gerdin served as the Company's Vice President of Regional Operations from January 2001 until May 2006. In addition he previously served as President of A & M Express, Inc., a wholly-owned subsidiary of the Company, from September 1998 through December 2000. From July 1997 to September 1998, Mr. Michael Gerdin coordinated the operations departments of Heartland Express and A & M Express. From 1992 until July 1997, Mr. Michael Gerdin held a variety of positions within the Company, including positions in the operations, sales, safety, and driver recruiting departments. Michael J. Gerdin is the son of Russell A. Gerdin.

     Richard O. Jacobson has served as a director since 1994 and is Chairman of the Nominating Committee and a member of the Audit and Compensation Committees. Mr. Jacobson served as Chairman from October 1998 to June 2007, and served as President and Chief Executive Officer from 1968 to October 1998, of Jacobson Warehouse Company, Inc. and Jacobson Transportation Company, Inc., Des Moines, Iowa.

     Dr. Benjamin J. Allen has served as a director since 1995 and is Chairman of the Compensation Committee and a member of the Audit and Nominating Committees. Dr. Allen is currently the President of the University of Northern Iowa, a position he assumed in June of 2006. Dr. Allen was the Vice President for Academic Affairs and Provost at Iowa State University in Ames, Iowa from 2002 through May 2006. He also served as a Distinguished Professor in Business at Iowa State University, a position to which he was originally appointed in 1988. In addition, Dr. Allen served as Dean of the College of Business at Iowa State University from 1994 to 2001 and as the Interim Vice President for External Affairs of Iowa State University in 2001 and 2002. Dr. Allen was a Brookings Economics Fellow in the Office of Transportation Regulatory Policy of the United States Department of Transportation from 1976 to 1977. Dr. Allen served as Chair of the Committee for the Study of Freight Capacity for the Next Century for the National Academy of Sciences in 2001 and 2002.

     Lawrence D. Crouse has served as a director from 1986 to 1991 and from 1999 to present. Mr. Crouse is a member of the Audit, Compensation, and Nominating Committees. He served as the Chairman of the Audit Committee until August 2006. Mr. Crouse is a business consultant and the President of Oak Creek Ranch, LLC, a real estate holding company with operations in several states. Mr. Crouse served as Chairman and CEO of Crouse Cartage Company, a regional, less-than-truckload carrier based in Carroll, Iowa, from 1987 to December 1996 and as its Vice Chairman from January 1997 to May 1998. Crouse Cartage was a subsidiary of Transfinancial Holdings, Inc., a publicly traded company. Mr. Crouse served as Vice President and a director of Transfinancial Holdings, Inc. from 1991 until May 1998. He is the trustee of a trust for the benefit of Russell Gerdin's children, and voting trustee for a Grantor Retained Annuity Trust for the benefit of Ann Gerdin.

     James G. Pratt has served as a director since June 2006 and is Chairman of the Audit Committee and is a member of the Compensation and Nominating Committees. Mr. Pratt is a Senior Vice President and Chief Financial Officer of Hills Bank and Trust Company in Hills, Iowa, positions he has held since 1986. In addition, he has served as the Treasurer of Hills Bancorporation, an SEC reporting one-bank holding company, since 1983 and Secretary of Hills Bancorporation since 2004. Mr. Pratt is a certified public accountant and previously was employed by Ernst & Ernst, now Ernst & Young, and McGladrey & Pullen, now RSM McGladrey, prior to joining Hills Bank and Trust Company in 1982.

     John P. Cosaert has served as the Company's Executive Vice President of Finance since April 1996. From 1986 to April 1996 he served as Vice President of Finance and Treasurer of the Company.

     Richard L. Meehan has served as the Company's Executive Vice President of Marketing and Operations since April 1996. From 1986 to April 1996 he served as Vice President of Marketing of the Company.

     Thomas E. Hill has served as the Company's Vice President and Controller since April 1996 and as the Company's Secretary since May 2006. Mr. Hill has served in the Company's accounting department since June 1983.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 1.

                 CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Meetings and Director Compensation

     The Board of Directors of the Company meets on a regularly scheduled basis. The Board of Directors held a total of four meetings during the last fiscal year, all of which were regularly scheduled meetings. Each of the directors attended 75% or more of the meetings of the Board of Directors and the meetings held by all of the committees of the Board on which he served. The Company has no formal policy regarding attendance by its directors at annual stockholders meetings. All directors have historically attended those meetings, and all but one of the six of the then-current directors were present at the 2008 annual meeting of stockholders.

Independent Directors

     Of the six members currently serving on the Board of Directors, the Board has determined that Lawrence D. Crouse, Richard O. Jacobson, Dr. Benjamin J. Allen, and James G. Pratt are "independent directors" as defined in the rules of the National Association of Securities Dealers, Inc. ("NASD") and also meet the additional independence standards and other requirements for audit committee membership set forth by NASD and Securities and Exchange Commission ("SEC") rules.

Committees of the Board and Other Corporate Governance Matters

     The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating Committee. All three committees are composed of independent directors.

     Audit Committee. The Audit Committee presently consists of James G. Pratt (Chairman), Lawrence D. Crouse, Dr. Benjamin J. Allen, and Richard O. Jacobson, all of which satisfy the independence and audit committee membership criteria of the NASD. The Board has determined that James G. Pratt qualifies as an "audit committee financial expert," as defined by the SEC and NASD rules. The Audit Committee's primary duties include maintaining communication between the Board of Directors, the Company's independent registered public accounting firm and the Company's executive officers and accounting personnel with respect to the Company's financial affairs in general, including financial statements and audits, the adequacy and effectiveness of the internal accounting controls and systems and the retention and termination of the independent registered public accounting firm. The Audit Committee also reviews quarterly financial and operating results of the Company, through meetings and conference calls, with the management, independent registered public accounting firm, and, when appropriate, the securities counsel for the Company. The Board has adopted a charter for the Audit Committee, which sets forth the purpose and responsibilities of the Audit Committee in greater detail. A copy of the charter is available on the Company's website at www.heartlandexpress.com. The Audit Committee met seven times during fiscal year 2008.

     Compensation Committee. The Compensation Committee presently consists of independent directors Dr. Benjamin J. Allen (Chairman), Richard O. Jacobson, James G. Pratt, and Lawrence D. Crouse. The primary responsibilities of the Compensation Committee are to review the compensation policies of the Company and to periodically make salary recommendations to the Board of Directors for all elected officers. The Board has adopted a charter for the Compensation Committee, which sets forth the purpose and responsibilities of the Compensation Committee in greater detail. A copy of the charter is available on the Company's website at www.heartlandexpress.com. The Compensation Committee met one time during fiscal year 2008. See "Compensation Discussion and Analysis - Overview" for a description of the functions of the Compensation Committee.

     Nominating Committee. The Nominating Committee presently consists of independent directors Richard O. Jacobson (Chairman), Lawrence D. Crouse, James
G. Pratt, and Dr. Benjamin J. Allen. The Nominating Committee met one time during fiscal year 2008. The primary responsibilities of the Nominating Committee are to identify and recommend to the Board for nomination individuals qualified to serve as directors. The Nominating Committee will consider recommendations from many sources, including stockholders, regarding possible director candidates. Guidelines regarding the qualifications of candidates for directors, including stockholder proposed candidates, insofar as they apply to non-employees, generally favor individuals who have managed relatively large, complex business, educational, or other organizations or who, in a professional or business capacity, are accustomed to dealing with complex business or financial problems. In addition to these guidelines, the Committee will also evaluate whether the candidate's skills are complementary to the existing Board members' skills, and the Board's needs for operational, management, financial, and other expertise. With regard to specific qualities and skills, the Nominating Committee believes it necessary that: (i) at least a majority of the members of the Board of Directors qualify as independent under NASD Rules; (ii) at least three members of the Board of Directors satisfy the additional independence and other requirements for audit committee membership; and (iii) at least one member of the Board of Directors eligible to serve on the Audit Committee has sufficient knowledge, experience, and training concerning accounting and financial matters so as to qualify as an "audit committee financial expert" within the meaning of applicable SEC and NASD rules. The Board has adopted a charter for the Nominating Committee, which sets forth the purpose and responsibilities of the Nominating Committee in greater detail. A copy of the charter is available on the Company's website at www.heartlandexpress.com. The Nominating Committee recommends that the Board of Directors nominate the six directors named in this Proxy Statement for re-election at the Annual Meeting. It is generally the policy of the Nominating and Corporate Governance Committee to consider stockholder recommendations of proposed director nominees if such recommendations are serious and timely received. Such recommendations should be submitted to the Secretary of the Company at 901 North Kansas Avenue, North Liberty, Iowa 52317, for consideration by the Nominating Committee at least 120 days prior to the first anniversary of the date of the proxy statement for the prior year's Annual Meeting (by November 25, 2009 for director candidates to be considered or nomination for election at the 2010 Annual Meeting). In addition, any stockholder director nominee recommendation must include the following information:

     o the proposed nominee's name and qualifications and the reason for such recommendation;
     o the name and record address of the stockholder(s) proposing such nominee;
     o the number of shares of our common stock that are beneficially owned by such stockholder(s); and
     o a description of any financial or other relationship between the stockholder(s) and such nominee or between the nominee and us or any of our subsidiaries.

     In order to be considered by the Board, any candidate proposed by one or more stockholders will be required to submit appropriate biographical and other information equivalent to that required of all other director candidates.

     Stockholder Communications. Stockholders may send communications to any director in writing by sending them to the director in care of the Secretary of Heartland Express at 901 North Kansas Avenue, North Liberty, Iowa 52317. The Secretary will forward all such written communications to the director to whom it is addressed.

     Code of Ethics. The Board of Directors has adopted a Code of Business Conduct and Ethics for all employees and directors of the Company, and a Code of Ethics for Senior Financial Officers, as recommended by the Audit Committee. Such code constitutes a "code of ethics" within the meaning of Item 406(b) of

Regulation S-K. Copies of the codes are available on the Company's website at www.heartlandexpress.com.

Compensation Committee Interlocks and Insider Participation

     In 2008, our Compensation Committee was comprised of Richard O. Jacobson, Dr. Benjamin J. Allen, James G. Pratt and Lawrence D. Crouse. No member of the Compensation Committee is or has been an officer or employee of the Company, or has or had any relationship with the Company requiring disclosure under Item 404 of SEC Regulation S-K. During 2008, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving as a member of our Board of Directors.

     All compensation decisions affecting the executive officers of the Company are made by the Compensation Committee of the Board of Directors. The Committee deliberates and votes upon the compensation to be paid to each of the five executive officers. The Committee does take the guidance from the Company's Chief Executive Officer concerning the compensation of executive officers (other than the Chief Executive Officer).

Compensation Committee Report

     "Report of the Compensation Committee." In performing its duties, the Compensation Committee, as required by applicable rules and regulations promulgated by the SEC, issues a report recommending to the Board of Directors that our Compensation Discussion and Analysis be included in this Proxy Statement. The Report of the Compensation Committee follows.

     "The Report of the Compensation Committee shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filings incorporating this Proxy Statement by reference, except to the extent we incorporate such report by specific reference."

                      Report of the Compensation Committee

          We have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

                                By the Members of the Compensation Committee:

                                Dr. Benjamin J. Allen (Chairman)
                                Lawrence D. Crouse
                                Richard O. Jacobson
                                James G. Pratt

                      Compensation Discussion and Analysis

Overview

     The Compensation Committee assists the Board of Directors in its responsibilities relating to executive compensation and in fulfilling its responsibilities relating to our compensation and benefit programs and policies. The Compensation Committee may make recommendations with respect to our compensation plans and reviews and approves the compensation of executive officers. The Compensation Committee currently consists of three directors, all of whom are independent under applicable NASD and SEC rules. The Compensation Committee receives recommendations from our Chief Executive Officer regarding the compensation of executive officers (other than the Chief Executive Officer).

Compensation Philosophy and Objectives

     Our executive compensation policies are designed to achieve four primary objectives:

     o attract and retain well-qualified executives who will lead us and inspire superior performance;

     o provide incentives for achievement of corporate goals and individual performance;

     o provide incentives for achievement of long-term stockholder return; and

     o align the interests of management with those of the stockholders to encourage continuing increases in stockholder value.

Elements of Compensation

     The components of compensation are intended to accomplish one or more of the compensation objectives discussed above.

     "Base Salary and Benefits". To attract and retain officers with exceptional abilities and talent, annual base salaries are set to provide competitive levels of compensation. The Compensation Committee considers each officer's performance, current compensation, and responsibilities within our Company. The Compensation Committee does not formally benchmark salary or total executive compensation against the executive compensation of any other company or group of companies. From time to time, the Compensation Committee has considered the form and level of compensation disclosed by other publicly traded truckload carriers, certain other transportation companies, and companies of similar size and market capitalization in general. However, the Compensation Committee does not use a peer group for compensation purposes. The Compensation Committee also considers past individual performance and achievements when establishing base salaries.

     "Annual Cash Bonus Incentives". Annual cash bonus incentives are sometimes used to reward our employees. Past bonus plans have been based on the percentage increase in growth of our fleet and revenue miles, and maintaining a certain level of customer service. There were not any targets established for annual cash bonuses and there were no cash bonuses paid during 2008 to Named Executive Officers.

     Longer-Term Equity-Based Incentives. A portion of potential career compensation is also linked to corporate performance through equity-based compensation awards, historically in the form of stock awards. Since going public in 1986, our Chief Executive Officer has contributed shares of our common stock from his personal holdings to two separate stock award plans. The most recent plan was adopted in March 2002. The plan participants have included our executive officers and other key personnel. The awarded stock has vested incrementally over a five-year period. All stock awards for executive officers were fully vested as of March 7, 2007.

     Stock awards under our equity-based compensation plan are designed to:

     o more closely align executive officer and stockholder interests;
     o reward key employees for building stockholder value; and
     o encourage long-term investment in the Company by participating officers.

     Although  we  do  not  have  specific  stock  ownership   guidelines,   the
Compensation Committee believes that stock ownership by management has been demonstrated to be beneficial to stockholders.

     We have never granted stock options and have no plans to do so in the foreseeable future.

     "Tuition Plan". We maintain a tuition award program for the children of certain employees, including executive officers. Contributions to the program are based upon our performance. During 2008, we contributed $591,000 to the program, based upon 2007 performance. There were no payments to our executive officers under the tuition award program in 2008.

     "Retirement Plan". We have a qualified 401(k) savings plan that covers all employees, except for highly-compensated employees as defined by Internal Revenue code. None of our named executive officers participate in the forgoing plan.

     "Deferred Compensation Plan". We have a non-qualified deferred compensation plan ("DC Plan") primarily for employees excluded from participation in our qualified retirement plan due to being highly compensated employees as determined by Internal Revenue limitations. The DC Plan is unfunded for tax purposes and for purposes of ERISA. The named executive officers in this proxy statement are eligible to participate in the DC Plan. Employer contributions to the DC Plan are discretionary and subject to the approval of our Compensation Committee. Participants may elect to defer up to 100% of their salary, including any cash bonus, to the DC Plan. The election to defer compensation under the DC Plan is irrevocable for each plan year as of the beginning of each plan year. Participant contributions are made into a trust account for the purpose of administering and providing for payment of the deferred compensation under this plan. The investment of contributions are self-directed by participants within an established array of money market, equity and fixed income mutual funds. Investment in our common stock is prohibited under the DC Plan. We do not pay interest or other earnings on the invested contributions. Earnings are generated by the investments selected by the participants. The aggregate earnings on these investments, by each named executive officer who is a participant in the DC Plan, are included in the Nonqualified Deferred Compensation table and are attributable to the specific investments selected by each participant. Participants may change the designation of their investments at such times as mutually agreed by the parties. As of December 31, 2008, participants could change their investment designation on a daily basis. Participants elect in advance of the deferral of their compensation when the funds will be distributable. The aggregate vested balances of the participants are distributable, as designated by each participant, when the following occur: the participant's termination of employment; a change in control; or the participant's death or disability. The DC Plan provides for distributions to be made in either a lump sum amount or installments.

Compensation Paid to Our Named Executive Officers During 2008

     A summary of the Compensation Committee's considerations for setting the compensation for 2008, earned by, or paid to those persons who were, at December 31, 2008, (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and
(iii) our three other most highly compensated executive officers with total compensation exceeding $100,000 for the fiscal year ended December 31, 2008 (collectively, the "Named Executive Officers") are set forth below. The Compensation Committee evaluates and sets the compensation of Mr. Russell Gerdin, our Chief Executive Officer differently than it does our other executive officers.

     Compensation of Our Chief Executive Officer. Mr. Russell Gerdin receives a base salary only, with no bonus or long-term incentives. The Compensation Committee recognizes Mr. Russell Gerdin's substantial responsibility and contribution to our operating performance, operating margin, revenue and net income growth rates, and attainment of our goals, as well as his large stockholdings. At Mr. Russell Gerdin's request, his salary has remained the same since 1986, and he has never been paid a bonus. The Compensation Committee believes that Mr. Russell Gerdin's salary is reasonable compared to similarly situated executives, and that as a direct and indirect holder of approximately 42% of the Company's outstanding stock, Mr. Russell Gerdin receives an incentive through appreciation in the market value of the Company's stock. Because of Mr. Russell Gerdin's request, the Compensation Committee did not consider or recommend an increase in annual compensation or any incentive compensation for Mr. Russell Gerdin. Thus, the Company's performance directly affects Mr. Russell Gerdin, but not in the form of salary or bonuses.

     Compensation of Our Other Named Executive Officers. Our other Named Executive Officers are compensated through a mix of salary and incentive compensation. The Compensation Committee relies on the business experience of its members, the historical compensation levels of the Named Executive Officers, and its general understanding of compensation levels at public companies to determine that the CEO's recommendations with respect to the compensation levels and forms were appropriate for 2008. The form of compensation was consistent with past years, with compensation consisting primarily of salary. For each of the Named Executive Officers, the Compensation Committee considered, among other things, our financial and operating results during 2007, the duties and responsibilities of each executive, and the length of time each executive has been with us as further described in each executive's biography found herein.

     Based upon the foregoing, the Compensation Committee approved the following annual base salary increases for our Named Executive Officers, other than our
CEO: (i) a $9,279 increase for Michael J. Gerdin; (ii) a $9,230 increase for John P. Cosaert; (iii) a $9,230 increase for Richard L. Meehan, and (iv) a $13,040 increase for Thomas E. Hill.

     All full-time, non-driver personnel are eligible for annual cash bonus incentives that are sometimes used to reward our employees. Past bonus plans have been based on the percentage increase in growth of our fleet and revenue miles, and maintaining a certain level of customer service. There were not any targets established for annual cash bonuses and there were no cash bonuses paid during 2008 to full-time, non-driver personnel.

     We believe that stock ownership by our Named Executive Officers helps to align the interests of such officers with the interests of stockholders in maximizing long-term stockholder value. This objective was advanced through the award of shares of restricted stock contributed by Mr. Russell Gerdin to key employees, including certain Named Executive Officers, in 2002. The Compensation

Committee believes that the equity ownership of our senior management currently is sufficient to align their long-term interests with those of our stockholders, and therefore did not recommend any stock-based awards to the Named Executive Officers in 2008.

     Except as provided by the terms of the DC Plan, whereupon employer contributions to this plan immediately become fully vested in the event of a change of control of our Company, there are no employment contracts, termination of employment agreements, change in control agreements, or other arrangements with our executive officers, including our Named Executive Officers, that provide for payment or benefits to any executive officer at, following, or in connection with a change in control of our Company, a change in an executive officer's responsibilities, or an executive officer's termination of employment, including resignation, severance, retirement, or constructive termination.

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION
                      PAID TO THE NAMED EXECUTIVE OFFICERS

Summary Compensation Table

     The  following   table  sets  forth   information   concerning   the  total
compensation for the fiscal year 2008 awarded to, earned by, or paid to those persons, who were, at December 31, 2008, the Named Executive Officers.

--------------------------------------------------------------------------------
                                             Stock       All Other
    Name and               Salary    Bonus  Awards(1)  Compensation(2)   Total
Principal Position   Year    ($)      ($)     ($)           ($)            ($)
------------------ ------- -------  -------  -------  ----------------  -------
Russell A. Gerdin,   2008  300,000     -        -            -          300,000
Chairman and Chief   2007  300,000     -        -            -          300,000
Executive Office     2006  300,000     -        -            -          300,000
------------------ ------- -------  -------  -------  --------------    -------
Michael J. Gerdin,   2008  229,519     -        -            -          229,519
President and        2007  220,240     -        -            -          220,240
Director             2006  152,396  13,716      -            -          166,112
------------------ ------- -------  -------  -------  ---------------   -------
John P. Cosaert,     2008  219,520     -        -            -          219,520
Executive Vice       2007  210,290     -      14,660         -          224,950
President of         2006  204,623  18,416    87,960         -          310,999
Finance, Tresurer,
and Chief
Financial Officer
------------------ ------- -------  -------  -------  ---------------- --------
Richard L. Meehan,   2008  219,520     -        -            -          219,520
Executive Vice       2007  210,290     -      14,660         -          224,950
President of         2006  204,623  18,416    87,960         -          310,999
Marketing and
Operations
------------------ ------- -------  -------  -------  ---------------- --------
Thomas E. Hill,      2008  130,480     -        -            -           130,480
Vice President,      2007  117,440     -       5,498       13,955        136,893
Controller and       2006  109,862   9,888    32,985       11,175        163,910
Secretary
--------------------------------------------------------------------------------

(1) No restricted stock grants were made during 2008 or 2007. This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 and 2006 fiscal years for the fair value of restricted stock granted in prior fiscal years in accordance with Statement of Financial Accounting Standards No. 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to grants made prior to 2008, refer to the notes of our financial statements as provided in the Form 10-K for the respective year-end, as filed with the SEC. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officers. All shares of restricted stock were fully vested as of December 31, 2007.

(2) This amount represents contributions made under our tuition award program as discussed in the Compensation Discussion and Analysis.

Narrative to the Summary Compensation Table

     See "Compensation Discussion and Analysis" for a complete description of our compensation plans pursuant to which the amounts listed under the Summary Compensation Table were paid or awarded and the criteria for such award or payment.

Nonqualified Deferred Compensation

     The following table provides information with respect to the DC Plan as discussed in the Compensation Discussion and Analysis. The amounts shown include compensation earned and deferred in current and prior years, and earnings on, or distributions of, such amounts.


----------------------- --------------- ------------------- --------------------
                           Executive         Aggregate       Aggregate Balance
                         Contributions   Earnings(Loss) in    at December 31,
                            in 2008           2008(1)             2008(2)
Name                          ($)               ($)                  ($)
----------------------- --------------- ------------------- --------------------
Russell A. Gerdin              -                 -                    -
----------------------- --------------- ------------------- --------------------
Michael J. Gerdin              -               (7,242)              23,990
----------------------- --------------- ------------------- --------------------
John P. Cosaert                -               22,298              684,501
----------------------- --------------- ------------------- --------------------
Richard L. Meehan            42,700          (193,568)             377,944
----------------------- --------------- ------------------- --------------------
Thomas E. Hill               13,048           (48,035)             178,665
----------------------- --------------- ------------------- --------------------

------- ------------------------------------------------------------------------
(1) The amounts are limited to deferred compensation contributed or earned during 2008 and are not reported in the Summary Compensation Table because the amounts are not considered above-market or preferential earnings under the DC Plan.
------- ------------------------------------------------------------------------
(2) The amounts were not required to be and were not reported in the Summary Compensation Table for prior years.
------- ------------------------------------------------------------------------

Narrative to Nonqualified Deferred Compensation

     See "Compensation Discussion and Analysis" for a complete description of our DC Plan. Under the terms of the DC Plan, in the event of a change of control of our Company, the employer contributions to this plan immediately become fully vested. There were no employer contributions during the year ended December 31, 2008.

Director Compensation Table

     The following table provides information concerning the compensation of all directors for the fiscal year ended December 31, 2008.


------------------------------- ------------------ ---------------
             Name                 Fees Earned or
                                   Paid in Cash        Total
                                       ($)              ($)
------------------------------- ------------------ ---------------
Dr. Benjamin J. Allen                 9,500           9,500
------------------------------- ------------------ ---------------
James G. Pratt                       19,500          19,500
------------------------------- ------------------ ---------------
Lawrence D. Crouse                    9,500           9,500
------------------------------- ------------------ ---------------
Richard O. Jacobson                   8,500           8,500
------------------------------- ------------------ ---------------

Narrative to Director Compensation Table

     Directors who are not employees of the Company are paid a $5,000 annual retainer, which is paid in quarterly installments. Additionally, directors who are not employees are compensated $1,000 for attendance at each Board of Directors meeting along with travel expenses. For each committee meeting attended, non-employee directors are paid $500. If the Audit Committee chairperson is a CPA, he receives an additional $10,000 in annual compensation.

       SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, MANAGEMENT AND OTHERS

     The following table sets forth, as of March 10, 2009, the number and percentage of outstanding shares of common stock beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director and Named Executive Officer of the Company, and by all directors and executive officers of the Company as a group.

--------------------------------------------------------------------------------
           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
--------------------------------------------------------------------------------
                                                      Amount and
                                                        Nature       Percent
  Title                                              of Beneficial       of
 of Class     Name and Address of Beneficial Owner     Ownership       Class
--------------------------------------------------------------------------------
              Russell A. Gerdin, Chief Executive
              Officer and Director
Common Stock  901 North Kansas Avenue
              North Liberty, Iowa 52317               38,099,359 (1)    42.0%
--------------------------------------------------------------------------------
              Michael J. Gerdin, President
              and Director
Common Stock  901 North Kansas Avenue
              North Liberty, Iowa 52317                      -             -
--------------------------------------------------------------------------------
              Richard O. Jacobson, Director
Common Stock  P.O. Box 224
              Des Moines, IA 50301                       285,413 (2)       *
--------------------------------------------------------------------------------
              Benjamin J. Allen, Director
Common Stock  Room 20 Seerley Hall
              Cedar Falls, Iowa  50614                     1,588           *
--------------------------------------------------------------------------------
              Lawrence D. Crouse, Director
Common Stock  P.O. Box 480
              Burke, SD 57523                          5,033,208 (3)     5.5%
--------------------------------------------------------------------------------
              James G. Pratt, Director
Common Stock  11 The Woods NE
              Iowa City, Iowa  52240                       1,000           *
--------------------------------------------------------------------------------
              John P. Cosaert, Executive
              Vice President
Common Stock  901 North Kansas Avenue
              North Liberty, Iowa 52317                   67,745           *
--------------------------------------------------------------------------------
              Richard L. Meehan, Executive
              Vice President
Common Stock  901 North Kansas Avenue
              North Liberty, Iowa 52317                   48,053 (4)       *
--------------------------------------------------------------------------------
              Thomas E. Hill, Vice President
              and Secretary
Common Stock  901 North Kansas Avenue
              North Liberty, Iowa 52317                   41,734           *
--------------------------------------------------------------------------------
              Lord, Abbett & Co. LLC
Common Stock  90 Hudson Street
              Jersey City, NJ 07302                    7,365,112 (5)     8.1%
--------------------------------------------------------------------------------
              All directors and executive
              officers as a group
Common Stock  (9 individuals)                             40,302,870    44.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Less than one percent (1%)
1 Includes (i) 1,936,276 shares of common stock represented by voting trust certificates that are owned by Gerdin Family Investments, LP ("GFI"), and
     (ii) 36,163,083 shares of common stock owned by grantor retained annuity trusts established by Mr. Gerdin's spouse for the benefit of Mr. and Mrs. Gerdin's children ("Mrs. Gerdin's GRATS"). As the general partner of GFI, Mr. Gerdin has dispositive power over the shares represented by voting trust certificates owned by GFI, but neither Mr. nor Mrs. Gerdin has voting power over such shares. As the trustee of Mrs. Gerdin's GRATS, Mr. Gerdin has dispositive power over all shares owned by Mrs. Gerdin's GRATS and voting power over 34,824,089 shares. Mrs. Gerdin disclaims beneficial ownership over (i) the shares of common stock represented by voting trust certificates owned by GFI, and (ii) the shares of common stock owned by Mrs. Gerdin's GRATS.
2 All shares are owned by the Richard O. Jacobson Foundation, a private foundation established by Mr. Jacobson. Mr. Jacobson has voting and dispositive power over the shares, but neither he nor any of his family members may receive distribution from the foundations assets. Accordingly, beneficial ownership is disclaimed.
3    Includes  (i) 47,565  shares of common stock held  directly by Mr.  Crouse,
     (ii) 1,936,276 shares of common stock represented by voting trust certificates which are owned by GFI, of which Mr. Crouse is the voting trustee, (iii) 1,710,373 shares of common stock owned by the 2005 Gerdin Children's Trust ("Gerdin's Children's Trust"), of which Mr. Crouse is the trustee, and (iv) 1,338,994 shares of common stock owned by Mrs. Gerdin's GRATS, of which Mr. Crouse is the voting trustee. Mr. Crouse has sole voting power over all of the shares of common stock listed in this footnote 3 and sole dispositive power over (i) the shares he owns directly and (ii) the shares owned by the Gerdin Children's Trust.
4 All shares of common stock are owned directly by Mr. Meehan except for 25,069 shares held by Mr. Meehan's wife. Mr. Meehan disclaims beneficial ownership of such shares.
5 Lord, Abbett & Co. LLC. has sole voting power over 6,602,884 shares and sole dispositive power over 7,365,112 shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all reports that they file under Section 16(a). Based solely upon a review of the copies of such forms furnished to the Company, the Company believes that its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them during the Company's preceding fiscal year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Our Audit Committee has established procedures relating to the review, approval, or ratification of any transaction, or any proposed transaction, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any "related person" (as that term is defined in Instruction 1 to Item 404(a) of Regulation S-K) had or will have a direct or indirect material interest ("Interested Transactions"). Upon review of the material facts of all Interested Transactions, the Audit Committee will either approve or disapprove the Interested Transactions, subject to certain exceptions, by taking into account, among other factors it deems appropriate, whether the terms are arms'-length and the extent of the related person's interest in the transaction. No director may participate in any discussion or approval of an Interested Transaction for which he is a related party. If an Interested Transaction will be ongoing, the Audit Committee may establish guidelines for our management to follow in its ongoing dealings with the related party and then at least annually must review and assess ongoing relationships with the related party. No Interested Transactions were submitted to the Audit Committee for approval or ratification during 2008.

                                   PROPOSAL 2

   RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has selected KPMG LLP as the Company's independent registered public accounting firm for the current fiscal year ending December 31, 2009. The Audit Committee has also pre-approved the engagement of KPMG LLP to provide federal and state tax return preparation, advisory and related services to the Company during 2009. Although ratification by the shareholders of the selection of KPMG LLP as the Company's independent registered public accounting firm is not required by law or by the Bylaws of the Company, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment in light of the critical role played by the independent registered public accounting firm in auditing the Company's financial statements and the effectiveness of internal control over financial reporting. If this selection is not ratified at the Annual Meeting, the Audit Committee intends to reconsider its selection of independent registered public accounting firm for the fiscal year ending December 31, 2009.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Other Fees

     The following table shows the fees for professional services provided by KPMG LLP, the Company's independent registered public accounting firm, for the audit of our annual financial statements for each of the fiscal years ended December 31, 2008 and 2007, and the review of financial statements included in our quarterly reports on Form 10-Q during those periods, as well as fees billed by KPMG LLP for other services rendered during those periods:

                                                   2008            2007
                                                -----------    -----------
Audit Fees (1)                                   $ 263,237      $ 256,066
Audit-Related Fees (2)                                -            20,000
Tax Fees (3)                                        17,500         16,000
All Other Fees                                        -               -
                                                -----------    -----------
    Total                                        $ 280,737      $ 292,066
                                                ===========    ===========

(1) Audit Fees represent fees billed for professional services rendered by the principal independent registered public accounting firm for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q, audits of internal controls over financial reporting, or services that are normally provided by such accountant in connection with statutory or regulatory filings or engagements for those fiscal years.
(2) Audit-Related Fees represent fees billed for assurance and related services by the principal independent registered public accounting firm that are reasonably related to the performance of the audit or review of financial statements.
(3) Tax Fees represent fees billed for professional services rendered by the principal independent accountant for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policy

     The Company's Audit Committee approves all audit and non-audit services that KPMG LLP is engaged to perform in advance of any such engagement. There are no other specific policies or procedures relating to the pre-approval of services performed by KPMG LLP. No audit-related, tax, or other non-audit services were approved by the Audit Committee pursuant to the de minimus exception to the pre-approval requirement under Rule 2-01, paragraph
(c)(7)(i)(C), of Regulation S-X during the fiscal year ended December 31, 2008.

Audit Committee Review

     The Audit Committee has reviewed the services rendered by KPMG LLP during 2008 and has determined that the services rendered are compatible with maintaining the independence of KPMG LLP as the Company's independent registered public accounting firm.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

                     Audit Committee Report for Fiscal 2008

          The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee's actions are governed by a written charter, which has been adopted by the Board of Directors. All of the members of the Audit Committee are independent as defined by Rule 4200(a)(15) of the National Association of Securities Dealer's listing standards, and also meet the additional independence and other requirements for audit committee membership under Rule 4350(d)(2) of those standards. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Audit Committee has discussed with the Company's independent registered public accounting firm its independence from management and the Company, including the matters in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board, and considered the compatibility of non-audit services with the independent registered public accounting firm's independence.

          In performing its duties, the Audit Committee has discussed the Company's financial statements, management's assessment of internal controls over financial reporting, and the effectiveness of internal controls over financial reporting with management and the Company's independent registered public accounting firm and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by management and such accounting firm. For the fiscal year ended December 31, 2008, the Audit Committee (i) reviewed and discussed the audited financial statements, management's assessment of internal controls over financial reporting, and the effectiveness of internal controls over financial reporting with management and KPMG LLP, the Company's independent registered public accounting firm; (ii) discussed with the independent


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     registered  public  accounting firm the matters required to be disclosed by
     Statement  on  Auditing   Standards  No.  61,   Communication   with  Audit
     Committees, as amended; (iii) received and discussed with the independent registered public accounting firm the written disclosures and the letter from such accounting firm required by applicable requirements of the Public Company Accounting Oversight Board and (iv) has discussed with the independent registered public accounting firm its independence. The Audit Committee met with representatives of the independent registered public accounting firm without management or other persons present two times during 2008.

          Based on the foregoing reviews and meetings, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

                                   By the Members of the Audit Committee:

                                   James G. Pratt, Chairman
                                   Lawrence D. Crouse
                                   Dr. Benjamin J. Allen
                                   Richard O. Jacobson


                            PROPOSALS BY STOCKHOLDERS

     Stockholder proposals intended to be presented at the 2010 Annual Meeting of the Stockholders of the Company must be received by the Company on or before November 25, 2009, to be eligible for inclusion in the Company's proxy materials relating to the meeting. The inclusion of any such stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8.

     The Company must receive in writing any stockholder proposals intended to be considered at its 2010 Annual Meeting of Stockholders, but not included in the Company's proxy materials relating to the meeting, by February 11, 2010. Pursuant to Rule 14(a)-4(c)(1) under the Exchange Act, the proxy holders designated by an executed proxy in the form accompanying the Company's 2010 proxy statement will have discretionary authority to vote on any stockholder proposal that is considered at the 2010 Annual Meeting of Stockholders, but not received on or prior to the deadline described above.

     All stockholder proposals should be sent via certified mail, return receipt requested, and addressed to Thomas E. Hill, Secretary, Heartland Express, Inc., 901 North Kansas Avenue, North Liberty, Iowa 52317.

                           Form 10-K Report Available

     Copies of the Company's 2008 Form 10-K Annual Report to the SEC, including financial statements and financial statement schedule, are available through the Company's internet website, www.heartlandexpress.com, in the "Investor Information" section or through the SEC's website at www.sec.gov. This information may also be obtained without charge from the Company. Such report is not incorporated in this Proxy Statement and is not to be considered a part of the proxy solicitation material.


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                                  OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matters do properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with their judgment. The proxy will also have the power to vote for the adjournment of the meeting from time to time.

     A copy of the Annual Report of the Company for the year ended December 31, 2008, is mailed to stockholders together with this Proxy Statement. Such report is not incorporated in this Proxy Statement and is not to be considered a part of the proxy solicitation material.

                                   By order of the Board of Directors


                                   Russell A. Gerdin
                                   Chairman of the Board

March 25, 2009
North Liberty, Iowa






























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